UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 31, 2024

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification
No.)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange
Floating Rate Notes, Series CC (Senior), due May 21, 2028	USB/28	New York Stock Exchange
4.009% Fixed-to-Floating Rate Notes, Series CC (Senior), due May 21, 2032	USB/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Replacement Capital Covenants

Reference is hereby made to certain of U.S. Bancorp’s (the “Company”) replacement capital covenants, as amended from time to time, executed: (i) March 17, 2006, relating to and in connection with USB Capital IX’s issuance of 6.189% Fixed-to-Floating Rate Normal Income Trust Securities; (ii) March 27, 2006, relating to and in connection with the Company’s issuance of depositary shares representing a 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock; and (iii) December 22, 2006, relating to and in connection with USB Realty Corp.’s issuance of Fixed-to-Floating Rate Exchangeable Non-Cumulative Perpetual Series A Preferred Stock (together, as amended, the “Replacement Capital Covenants”). Additional information with respect to the terms of the Replacement Capital Covenants is summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2024.

The Company’s 7.50% Subordinated Debentures due 2026 (the “Subordinated Notes”) were previously designated as the covered debt under the Replacement Capital Covenants. Effective June 1, 2024, the Subordinated Notes will cease being covered debt under each Replacement Capital Covenant and effective as of June 1, 2024, the Company’s 2.491% Fixed Rate Reset Subordinated Notes due November 3, 2036 (CUSIP No. 91159HJB7) will become the covered debt with respect to, and in accordance with, the terms of the Replacement Capital Covenants for the 6.189% Fixed-to-Floating Rate Normal Income Trust Securities of USB Capital IX, the Series B Non-Cumulative Perpetual Preferred Stock of the Company and the Fixed-to-Floating Rate Exchangeable Non-Cumulative Perpetual Series A Preferred Stock of USB Realty Corp. The Replacement Capital Covenants and related amendments are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Replacement Capital Covenant, dated as of March 27, 2006, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on March 27, 2006)

99.2	Replacement Capital Covenant, dated as of December 22, 2006, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on December 22, 2006)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By: /s/ James L. Chosy
James L. Chosy Senior Executive Vice President and General Counsel

Date: May 31, 2024

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